FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
                      LOAN, GUARANTY AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN, GUARANTY AND SECURITY AGREEMENT ("AMENDMENT"), is entered into as of the 20th day of November, 2001 among the financial institutions listed on the signature pages hereof (such financial institutions, together with their respective successors and assigns (provided such assignees satisfy the conditions in Section 13.3 of the Agreement (defined below), are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), Bank America, N.A., a national banking association, ("Bank of America") with an office at 6060 Poplar Avenue, Memphis, Tennessee 38119, as agent for the Lenders (in its capacity as agent), together with its successors in its capacity as agent (the "Agent"), Varsity Brands, Inc. (f/k/a Riddell Sports Inc.), a Delaware corporation, with offices at 2525 Horizon Lake Drive, Suite One, Memphis, TN 38133 (the "Parent Guarantor"), and each of Varsity Spirit Corporation, a Tennessee corporation ("Spirit"), with offices at 2525 Horizon Lake Drive, Suite One, Memphis, TN 38133, Varsity Spirit Fashions & Supplies, Inc., a Minnesota corporation ("Fashions"), with offices at 2525 Horizon Lake Drive, Suite One, Memphis, TN 38133, Varsity USA, Inc., a Tennessee corporation ("USA"), with offices at 2525 Horizon Lake Drive, Suite One, Memphis, TN 38133, Varsity/Intropa Tours, Inc., a Tennessee corporation ("Intropa"), with offices at 2525 Horizon Lake Drive,
Suite One, Memphis, TN 38133, and International Logos, Inc., a Tennessee corporation ("Logos"), with offices at 2525 Horizon Lake Drive, Suite One, Memphis, TN 38133 (Spirit, Fashions, USA, Intropa and Logos are collectively referred to as the "Borrower").

                              W I T N E S S E T H:

         WHEREAS, Lenders, Agent, Parent Guarantor and Borrower entered into that certain Second Amended And Restated Loan, Guaranty And Security Agreement dated as of July 23, 2001 (the "Agreement"); and

         WHEREAS, Lenders, Agent, Parent Guarantor and Borrower desire to modify and amend certain provisions of the Agreement;

         NOW, THEREFORE, for and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all parties hereto, Lenders, Agent, Parent Guarantor and Borrower hereby agree as follows:

1. The definition of Material License Agreements in SECTION 1.1 of the Agreement is deleted in its entirety and the following inserted in lieu thereof:

         "Material License Agreements" means all license agreements entered into by the Borrower or any of its Subsidiaries pursuant to which (i)
         Borrower or such Subsidiary either Guarantees or actually pays royalties to the licensor party to such license agreement in an amount equal or greater than $100,000 per year or (ii) Borrower carries Eligible Inventory with a book value of in excess of $100,000.



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


2. Notwithstanding anything in the Agreement to the contrary, the parties hereto acknowledge and agree that the Parent Guarantor (i) is terminating its License Agreement between Parent Guarantor and Umbro dated November 23, 1998 and described in SCHEDULE 1.1 to the Agreement ("Umbro License") and (ii) therefore need not obtain the Umbro Consent required in SECTION 9.28 of the Agreement. The Agent and the Lenders hereby waive the requirements of SECTION 9.28 of the Agreement. The parties further acknowledge and agree that the Parent Guarantor and/or the Borrower are transferring the Umbro Collateral and that Agent and Lenders have no interest in the Umbro Collateral or the Umbro License.

3. The parties hereto ratify and confirm the terms of the Agreement and agree that such Agreement remains in full force and effect, except as expressly amended hereby. Any capitalized term used but not defined herein shall have the meaning ascribed to it in the Agreement.

4. This Amendment may be executed by facsimile and in two (2) or more counterparts, all of which together shall be deemed to constitute one original instrument.

         IN WITNESS WHEREOF, the parties hereto have set their hands or caused this instrument to be executed as of the day and date first above written.


                                       "PARENT GUARANTOR"

                                       Varsity Brands, Inc.
                                       (f/k/a Riddell Sports Inc.)

                                       By: /s/ John M. Nichols
                                           -------------------------------------
                                       Title: Senior Vice President - Chief
                                       Financial Officer


                                       "BORROWER"

                                       Varsity Spirit Corporation

                                       By: /s/ John M. Nichols
                                       -----------------------------------------
                                       Title: Senior Vice President - Chief
                                       Financial Officer


                                       Varsity Spirit Fashions & Supplies, Inc.

                                       By: /s/ John M. Nichols
                                       -----------------------------------------
                                       Title: Senior Vice President - Chief
                                       Financial Officer



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


                                       Varsity USA, Inc.

                                       By: /s/ John M. Nichols
                                       -----------------------------------------
                                       Title: Senior Vice President - Chief
                                       Financial Officer


                                       Varsity/Intropa Tours, Inc.

                                       By: /s/ John M. Nichols
                                       -----------------------------------------
                                       Title: Senior Vice President - Chief
                                       Financial Officer


                                       International Logos, Inc.

                                       By: /s/ John M. Nichols
                                       -----------------------------------------
                                       Title: Senior Vice President - Chief
                                       Financial Officer


                                       "AGENT"

                                       Bank of America, N.A., as the Agent

                                       By: /s/ Thomas Branyan
                                       -----------------------------------------
                                           Thomas Branyan, Senior Vice President



                                       "LENDERS"

                                       Bank of America, N.A., as a Lender

                                       By: /s/ Thomas Branyan
                                       -----------------------------------------
                                           Thomas Branyan, Senior Vice President



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